SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 24, 2001
-------------------------------------------------------------------------------


                        (Date of earliest event reported)

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                         Progress Financial Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
-------------------------------------------------------------------------------



Delaware                            0-14815                    25-2413363
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(State of other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                           Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania              19422-0764
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(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
-------------------------------------------------------------------------------

              (Former name, former address and former fiscal year,
                         if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



         On October 24, 2001 Progress Financial Corporation reported third quarter operating earnings of $933,000 or $.17 per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.



         On October 24, 2001, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   October 24, 2001               By:  /s/ Michael B. High
                                             -------------------------
                                             Michael B. High
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX




  Exhibit Number                         Description


     99(a) Press Release on Third Quarter 2001 earnings distributed on October 24, 2001



     99(b)          Analyst package distributed on October 24, 2001

                                  Exhibit 99(a)


                  Press Release on Third Quarter 2001 Earnings

NEWS RELEASE

Contact: Michael B. High, CFO/Executive Vice President
         (610) 941-4804
         Dorothy Jaworski, Director of Investor Relations
         (484) 322-4822

For immediate release:

             Progress Financial Corporation Announces Third Quarter
                    Net Income of $933,000 or $.17 per share

     Blue Bell, PA, October 24, 2001 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC) today reported third quarter 2001 earnings of $933,000, or diluted earnings per share of $.17. Operating earnings, which excludes gain from sale of securities, equity (loss) in unconsolidated entities, client warrant income (loss), additional loan loss provisions, income from discontinued operations and data processing conversion costs, net of tax, for the third quarter of 2001 were $1.0 million, or diluted earnings per share of $.18, compared to $1.6 million, or diluted earnings per share of $.26 in the third quarter of 2000. Operating earnings, net of tax, for the nine months ended September 30, 2001 were $3.3 million, or diluted earnings per share of $.57 compared to $3.9 million, or diluted earnings per share of $.65 for the nine months ended September 30, 2000.

     Net income for the three months ended September 30, 2001, was $933,000, or diluted earnings per share of $.17, compared to net income of $1.8 million, or diluted earnings per share of $.29 for the third quarter of 2000. Results for the three months ended September 30, 2001 included a gain on sale of securities of $1.1 million compared to a gain of $373,000 for the same period in 2000. During the third quarter of 2001, a gain on sale of loans and lease receivables of $438,000 was realized as compared to $90,000 for same quarter in 2000. The provision for loan and lease losses was $1.5 million for the three months ended September 30, 2001 compared to $517,000 in the same period in 2000. The increase was primarily due to the level of charge-offs, the movement of criticized loans to higher risk categories and continued economic concerns.

     For the nine months ended September 30, 2001, a net loss of $11,000 was recognized resulting in no diluted earnings per share, compared to net income of $5.9 million, or diluted earnings per share of $.98. For the nine months ended September 30, 2001, a gain on sale of securities of $2.3 million was realized as compared to a gain of $263,000 for the same period in 2000. Results for the nine months ended September 30, 2001 included losses of $2.0 million from client warrants, due to the permanent impairment of equity securities received from warrants, compared to gains of $3.5 million for the comparable period in 2000, which were primarily due to market appreciation on these same warrants recorded in accordance with FASB 133. The provision for loan and leases losses was $6.1 million for the nine months ended September 30, 2001 as compared to $2.8 million for the same period in 2000. The increase was undertaken primarily due to increases in criticized loans, the level of charge-offs, loan and lease growth and continued economic concerns.

     As of September 30, 2001, Progress Bank was in compliance with the terms of the directive issued by the Office of Thrift Supervision requiring Progress Bank to increase its capital ratios, increase its valuation allowance and implement improved credit review and monitoring programs.

     Commenting on the third quarter results, W. Kirk Wycoff, President and CEO, stated, "In the third quarter this year, our effort was focused on meeting the OTS Capital Directive requirements which we accomplished. We were also able to maintain our net interest income levels near prior quarters through aggressive Interest Rate Risk Management.

     Our credit quality was stable during the quarter with a reduction in non-performing assets and the additional reserves added are to further protect the Bank from economic deterioration. I am confident that our core community banking franchise, which expanded to 20 offices through acquisition, will continue to increase core deposits and produce satisfied customers."

     Average earning assets for the third quarter of 2001 were $862.1 million compared to $777.1 million for the same period in 2000. The growth in average assets relates primarily to purchases of mortgage-backed securities and higher commercial loan production funded by higher levels of deposits. Tax-equivalent interest income for the third quarter of 2001 decreased $811,000, or 5%, over the same period in 2000. Tax-equivalent net interest income remained level as compared to the third quarter of 2000. The net interest margin was 3.78% compared to 4.18% for the same period in 2000 and 3.79% for the second quarter of 2001. The margin has been depressed by an environment of unprecedented decreases in short-term rates this year of 350 basis points.

     Tax-equivalent interest income for the nine months ended September 30, 2001 increased $1.9 million, or 4%, over the same period in 2000. Tax-equivalent net interest income increased $690,000 for the nine months in 2001, or 3% over the comparable period in 2000. The net interest margin was 3.86% for the nine months ended September 30, 2001 compared to 4.24% for the same period in 2000.

     Loans and leases outstanding totaled $549.3 million at September 30, 2001 compared to $543.1 million at December 31, 2000. This increase was primarily due to increases in construction loans and commercial real estate partially offset by sales in lease receivables. The Company reported non-performing assets of $6.3 million at September 30, 2001 compared to $5.8 million at December 31, 2000 and $8.4 million at June 30, 2001. The increase in non-performing assets from December 31, 2001 is primarily the result of additional non-accrual loans
primarily  relating  to  commercial  business  loans  to  pre-profit   companies
partially offset by residential mortgage pay-offs. During the quarter, the Company's non-performing assets decreased by $2.1 million primarily as a result of the sale of other real estate owned. The Company's non-performing assets to total assets ratio at September 30, 2001 was .72% compared to .63% at December 31, 2000 and .90% at September 30, 2000. The non-performing loans to assets ratio was .55% at September 30, 2001 compared to
 .44% at December 31, 2000 and .50% at September 30, 2000. The ratio of the allowance for loan and lease losses to total loans and leases has increased to 1.92% at September 30, 2001 compared to 1.36% at December 31, 2000.

     Non-interest income for the three months ended September 30, 2001 amounted to $4.3 million compared to $4.2 million for the same period in 2000. The three months ended September 30, 2001 included a gain on sale of securities of $1.1 million compared to $373,000 for the same period in 2000. During the third quarter of 2001, a gain on sale of loans and lease receivables of $438,000 was realized as compared to $90,000 for same quarter in 2000. Fee income decreased $1.0 million primarily due to lower mutual fund, annuity and insurance commissions from the Company's subsidiary, Progress Financial Resources, Inc., and decreased loan, brokerage and advisory fees from the Company's subsidiary, Progress Realty Advisors, Inc., which was partially offset by increased consulting fees generated by the Company's subsidiary, KMR Management, Inc.

     Non-interest income for the nine months ended September 30, 2001 amounted to $10.6 million, compared to $13.0 million for the same period in 2000. The nine months ended September 30, 2001 included a gain on sale of securities of $2.3 million compared to a gain of $263,000 for the same period in 2000. The securities gain during 2001 included a $708,000 gain on the disposition of the Company's investment in NewSeasons Assisted Living Communities Series B and C stock. During the nine months ended September 30, 2001, a gain on the sale of loans and lease receivables of $735,000 was realized as compared to a gain of $249,000 for same period in 2000. The Company recognized a loss of $2.0 million from client warrants during the 2001 period compared with a gain of $3.5 million during the 2000 period. Loss in unconsolidated entities was $818,000 during the nine months ended September 30, 2001 compared with a loss of $2.0 million in 2000. The 2001 loss in the unconsolidated entities primarily relates to a loss on its investment in the venture capital fund and the 2000 loss primarily relates to a loss on its investment in the mezzanine debt fund. Fee income decreased $603,000 primarily due to lower mutual fund, annuity and insurance commissions from the Company's subsidiary, Progress Financial
Resources, Inc., and decreased loan, brokerage and advisory fees from the Company's subsidiary, Progress Realty Advisors, Inc., which was partially offset by increased consulting fees generated by the Company's subsidiary, KMR Management, Inc.

     Total non-interest expense was $9.4 million for the quarter ended September 30, 2001 compared to $9.2 million for the quarter ended September 30, 2000. Excluding non-recurring expense of $7,000 in 2000 related to data processing conversion costs, non-interest expense increased $238,000. Professional services expenses increased $443,000 primarily due to the business activities of KMR Management, Inc. and legal expenses related to loans to pre-profit companies. Occupancy expense increased $71,000 mainly due to new banking offices. Other expenses increased $396,000 primarily due to a write-down of used asset inventory for Progress Leasing Company and real estate owned expenses related to a residential real estate development project classified as other real estate owned. Salaries and employee benefits decreased $678,000 mainly due to lower commission expense for Progress Financial Resources, Inc.

     Total non-interest expense was $28.8 million for the nine months ended September 30, 2001 compared to $27.5 million for the same period in 2000. Excluding non-recurring expense of $251,000 in 2000 related to data processing conversion costs, non-interest expense increased $1.5 million. Professional services expenses increased $1.0 million primarily due to the business activities of KMR Management, Inc. and legal expenses related to loans to pre-profit companies. Occupancy expense increased $209,000 mainly due to new banking offices. Capital securities expense increased $371,000 due to the issuance of $6.0 million of 11.445% capital securities in July 2000.

Other expenses increased $294,000 primarily due to real estate owned expenses related to a residential real estate development project classified as other real estate owned. Salaries and employee benefits decreased $576,000 mainly due to lower commission expense for Progress Financial Resources, Inc.

     Total assets decreased to $875.8 million at September 30, 2001 from $914.2 million at December 31, 2000. Total deposits increased to $629.7 million at September 30, 2001 from $617.5 million at December 31, 2000.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, and Shrewsbury, New Jersey. The Company also receives fees for construction and development activities through Progress Development Corporation; fees for venture capital management services provided by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                            FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                September 30,   December 31,
                                                                                     2001           2000
                                                                                --------------- -------------
Assets:                                                                          (Unaudited)     (Audited)
Cash and due from banks:
   Non-interest bearing                                                          $ 30,126         $ 25,360
   Interest bearing                                                                15,545           59,637
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $194,052  and $207,795)      196,931          205,166
   Held to maturity at amortized cost (fair value: $38,077 and $40,225)            37,869           41,940
Loans and leases, net (net of reserve: $10,560 and $7,407)                        538,741          535,712
Premises and equipment                                                             20,338           18,343
Other assets                                                                       36,249           28,091
                                                                                 --------         --------
     Total assets                                                                $875,799         $914,249
                                                                                 ========         ========
Liabilities, Capital Securities and Shareholders' Equity
Liabilities:
Deposits                                                                         $629,735         $617,543
Short-term borrowings                                                              10,647           79,360
Other liabilities                                                                  12,157           31,954
Long-term debt:
   Federal Home Loan Bank advances                                                127,000          102,000
   Other debt                                                                      20,500           10,000
Subordinated debt                                                                   3,000            3,000
                                                                                 --------         --------
    Total liabilities                                                             803,039          843,857
                                                                                 ========         ========
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            20,253          20,232
  Corporation

Commitments and contingencies                                                          --             --

Shareholders' equity:
Serial preferred - $.01 par value; 1,000,000 shares authorized but unissued            --             --
Junior participating preferred stock - $.01 par value; 1,010 shares                    --             --
   authorized but unissued
Common stock - $1 par value; 12,000,000 shares authorized; 5,857,000 and
   5,814,000 shares issued, including treasury shares of 84,000 and 125,000         5,857            5,814
   and unallocated shares held by the Employee Stock Ownership Plan of
   189,000 and 0
Other common shareholders' equity, net                                             44,802           46,145
Net accumulated other comprehensive income (loss)                                   1,848           (1,799)
                                                                                 --------         --------
   Total shareholders' equity                                                      52,507           50,160
                                                                                 --------         --------
  Total liabilities, capital securities and shareholders' equity                 $875,799         $914,249
                                                                                 ========         ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                   Three Months Ended            Nine Months Ended
                                                                      September 30,                September 30,
                                                                   2001           2000          2001           2000
                                                                -----------------------------------------------------
                                                               (Unaudited)    (Unaudited)   (Unaudited)    (Unaudited)
Interest  income:
  Loans and leases, including fees                               $11,821        $13,037       $36,704        $37,488
  Mortgage-backed securities                                       3,647          2,810        10,759          7,336
  Investment securities                                              639          1,015         2,268          2,994
  Other                                                              223            308           803            894
                                                                 -------        -------       -------        -------
    Total interest income                                         16,330         17,170        50,534         48,712

Interest expense:
  Deposits                                                         5,715          6,318        18,515         17,159
  Short-term borrowings                                              386          1,165         1,729          3,135
  Long-term borrowings                                             2,134          1,608         6,082          4,812
                                                                 -------        -------       -------        -------
    Total interest expense                                         8,235          9,091        26,326         25,106

Net interest income                                                8,095          8,079        24,208         23,606
Provision for  loan and lease losses                               1,543            517         6,144          2,750
                                                                 -------        -------       -------        -------
      Net interest income after provision for loan and             6,552          7,562        18,064         20,856
      lease losses

Non-interest income:
  Service charges on deposits                                        640            493         1,848          1,722
  Lease financing fees                                               231            372           750          1,036
  Mutual fund, annuity and insurance commissions                     313          1,056         2,094          2,895
  Loan brokerage and advisory fees                                   158            591           746          1,653
  Private equity fund management fees                                614            615         1,843          1,621
  Gain from sale of securities                                     1,073            373         2,310            263
  Client warrant income (loss)                                         1           (103)       (1,957)         3,482
  Equity (loss) in unconsolidated entities                          (240)             8          (818)        (1,989)
  Fees and other                                                   1,462            788         3,779          2,314
                                                                 -------        -------       -------        -------
      Total non-interest income                                    4,252          4,193        10,595         12,997
                                                                 -------        -------       -------        -------

Non-interest expense:
  Salaries and employee benefits                                   4,225          4,903        14,198         14,774
  Occupancy                                                          647            576         1,893          1,684
  Data processing                                                    230            239           721            875
  Furniture, fixtures and equipment                                  528            556         1,646          1,584
  Professional services                                              943            500         2,673          1,639
  Capital securities expense                                         573            537         1,706          1,335
  Other                                                            2,262          1,866         5,916          5,622
                                                                 -------        -------       -------        -------
      Total non-interest expense                                   9,408          9,177        28,753         27,513
                                                                 -------        -------       -------        -------

Income (loss) from continuing operations before income taxes       1,396          2,578          (94)          6,340
Income tax expense (benefit)                                         463            841          (83)          2,109
                                                                 -------        -------       -------        -------
Income (loss) from continuing operations                             933          1,737          (11)          4,231
Gain on sale of discontinued operations, net of tax                   --              6           --           1,519
Income from discontinued operations, net of tax                       --              9           --             123
                                                                 -------        -------       -------        -------
Net income (loss)                                                   $933         $1,752         $(11)         $5,873
                                                                 =======        =======       =======        =======

Basic income from continuing operations per common share            $.17           $.30          $.00           $.73
                                                                    ====           ====          ====           ====
Diluted income from continuing operations per common share          $.17           $.29          $.00           $.71
                                                                    ====           ====          ====           ====
Basic net income per common share                                   $.17           $.30          $.00          $1.01
                                                                    ====           ====          ====           ====
Diluted net income per common share                                 $.17           $.29          $.00           $.98
                                                                    ====           ====          ====           ====

Dividends per common share                                          $.00           $.05          $.12           $.15
                                                                    ====           ====          ====           ====

Basic average common shares outstanding                        5,584,133      5,801,653     5,617,516      5,814,405
                                                               =========      =========     =========      =========
Diluted average common shares outstanding                      5,680,014      6,005,429     5,741,879      6,014,702
                                                               =========      =========     =========      =========

                         Progress Financial Corporation
                                Supplemental Data




                                                         Three Months Ended             Nine Months Ended
                                                            September 30,                 September 30,
                                                        2001            2000            2001          2000
                                                    ---------------------------------------------------------

Profitability Measures:
Return on average assets                                 0.41%          0.83%           0.00%         0.97%
Return on average equity                                 7.25          14.33           (0.03)        16.48
Net interest spread (FTE) (1)                            3.22           3.52            3.22          3.58
Net interest margin (FTE) (1)                            3.78           4.18            3.86          4.24
Efficiency ratio                                        70.90          69.86           71.92         70.33
Diluted net income per common share                    $  .17         $  .29           $ .00        $  .98

Selected Loan Data:
Non-performing assets                                  $6,273         $7,884          $6,273        $7,884
Ratio of non-performing assets to total assets            .72%           .90%            .72%          .90%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                  1.92           1.16            1.92          1.16
Ratio of allowance for loan and lease losses
   to non-performing loans and leases receivable       221.15         149.79          221.15        149.79
Loan delinquency ratio                                   1.66            .78            1.66           .78
Ratio of loans and leases to deposits                   87.23          95.34           87.23         95.34

Selected Equity Data:
Book value per share                                    $9.40          $8.37           $9.40         $8.37
Tangible book value per share                            8.96           7.44            8.96          7.44
Dividends per common share                                .00            .05             .12           .15
Average equity to average assets                         5.62%          5.79%           5.74%         5.86%
Tier 1 risk-based capital ratio (Bank)                  11.34           9.23           11.34          9.23
Total risk-based capital ratio (Bank)                   12.59          10.32           12.59         10.32
Tier 1 leverage ratio (Bank)                             7.58           6.42            7.58          6.42

Selected Average Balances:
   Loans, gross                                      $562,551       $539,727        $555,936      $532,904
   Earning assets                                     862,074        777,115         850,299       752,626
   Total assets                                       908,895        840,487         899,969       812,830
   Deposits                                           638,579        567,608         620,337       547,161
   Equity                                              51,082         48,649          51,688        47,614


(1)      FTE represents a fully tax equivalent basis.


                         Progress Financial Corporation
                              Supplemental Balances




Period-End Balances At :                                     September 30, 2001        December 31, 2000        % Change
                                                           ----------------------------------------------------------------
Commercial business                                               $164,696                   $175,972             (6.4%)
Commercial real estate                                             201,129                    178,874              12.4
Construction, net of loans in process                               72,007                     60,172              19.7
Single family residential real estate                               29,635                     34,676             (14.5)
Consumer                                                            42,843                     37,242              15.0
Leases receivable                                                   38,991                     56,183             (30.6)
                                                           ------------------------------------------------------------------
         Total loans and leases                                    549,301                    543,119               1.1
Allowance for loan and lease losses                                (10,560)                    (7,407)             42.6
                                                           ------------------------------------------------------------------
         Loans and leases, net                                    $538,741                   $535,712               0.6%
                                                           ==================================================================

Deposits:
Non-interest bearing demand deposits                              $ 79,318                   $ 88,356             (10.2)%
NOW and SuperNow                                                   113,328                    104,047               8.9
Money Market                                                        34,639                     37,157              (6.8)
Passbook and Statement Savings                                      29,640                     27,337               8.4
Time deposits                                                      372,810                    360,646               3.4
                                                           ------------------------------------------------------------------
         Total Deposits                                           $629,735                   $617,543               2.0%
                                                           ==================================================================




                                                                  ###

                                  Exhibit 99(b)
                    Analyst Package Distributed July 25, 2001

                                                             Three months ended                        Nine months ended
                                                                September 30,                               September 30,
                                                      ---------------------------------          ----------------------------------
                                                                              Percent                                    Percent
                                                        2001       2000        change              2001        2000       change
                                                      -------    -------   ------------          -------     -------    -----------
Per Common Share Data
---------------------
Net income:
   Basic                                               $0.17       $0.30      -43.33%             $0.00       $1.01       -100.00%
   Diluted                                             $0.17       $0.29      -41.38%              0.00       $0.98       -100.00%
Cash dividends declared                                $0.00       $0.05     -100.00%              0.12        0.15        -20.00%
Book value                                             $9.40       $8.37       12.31%              9.40        8.37         12.31%
Tangible book value                                    $8.96       $7.44       20.43%              8.96        7.44         20.43%
Average shares outstanding:
   Basic                                           5,584,133   5,801,653       -3.75%         5,617,516   5,814,405         -3.39%
   Diluted                                         5,680,014   6,005,429       -5.42%         5,741,879   6,014,702         -4.54%

Financial Ratios
----------------
Return on average shareholders' equity                  7.25%      14.33%     -49.42%             -0.03%      16.48%      -100.17%
Return on average total assets                          0.41%       0.83%     -50.89%              0.00%       0.97%      -100.17%
Average yield on earning assets                         7.57%       8.83%     -14.27%              8.00%       8.69%        -7.94%
Average rate on interest bearing liabilities            4.35%       5.31%     -18.08%              4.78%       5.11%        -6.46%
Net interest spread                                     3.22%       3.52%      -8.52%              3.22%       3.58%       -10.06%
Net interest margin (FTE)                               3.78%       4.18%      -9.57%              3.86%       4.24%        -8.96%
Efficiency ratio                                       70.90%      69.86%       1.49%             71.92%      70.33%         2.26%
Risk-based capital - Tier 1                            11.34%       9.23%      22.86%             11.34%       9.23%        22.86%
                          - Total capital              12.59%      10.32%      22.00%             12.59%      10.32%        22.00%
Tier 1 leverage ratio                                   7.58%       6.42%      17.91%              7.58%       6.42%        17.91%
Average shareholders' equity/average total assets       5.62%       5.79%      -2.90%              5.74%       5.86%        -1.99%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                           $ 10,560     $ 6,513       62.14%          $ 10,560     $ 6,513         62.14%
Allowance for loan losses/Loans                         1.92%       1.16%      65.52%              1.92%       1.16%        65.52%
Net charge-offs (recoveries)                         $ 1,292       $ 531      143.31%           $ 2,991     $ 2,164         38.22%
Net charge-offs/Average loans (annualized)              0.91%       0.39%     132.80%              0.72%       0.54%        32.61%
Nonperforming assets                                 $ 6,273     $ 7,884      -20.43%           $ 6,273     $ 7,884        -20.43%
Nonperforming assets/Total loans plus OREO              1.16%       1.41%     -17.73%              1.16%       1.41%       -17.73%
Nonperforming assets/Total assets                       0.72%       0.90%     -20.00%              0.72%       0.90%       -20.00%
Allowance for loan losses/Nonperforming loans         221.15%     149.79%      47.64%            221.15%     149.79%        47.64%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)               $ 562,551    $539,727        4.23%          $555,936    $532,904          4.32%
Earning assets                                       862,074     777,115       10.93%           850,299     752,626         12.98%
Total assets                                         908,895     840,487        8.14%           899,969     812,830         10.72%
Deposits                                             638,579     567,608       12.50%           620,337     547,161         13.37%
Interest bearing liabilities                         750,415     680,493       10.28%           735,634     656,707         12.02%
Shareholders' equity                                  51,082      48,649        5.00%            51,688      47,614          8.56%

Period End Balances (in thousands)
Loans and leases (gross of reserves)               $ 549,301    $562,143       -2.28%          $549,301    $562,143         -2.28%
Total assets                                         875,799     878,294       -0.28%           875,799     878,294         -0.28%
Deposits                                             629,735     589,645        6.80%           629,735     589,645          6.80%
Total liabilities                                    803,039     809,746       -0.83%           803,039     809,746         -0.83%
Shareholders' equity                                  52,507      48,323        8.66%            52,507      48,323          8.66%


                                          Three months ended     Three months ended     Three months ended       Nine months ended
                                              September 30,           June 30,               March 31,             September 30,
                                         ----------------------  --------------------   --------------------    -------------------
                                                       Percent                Percent                 Percent               Percent
                                          2001   2000   change    2001   2000  change   2001    2000   change   2001   2000  change
                                         ----------------------  --------------------   --------------------    -------------------

TAX EQUIVALENT INCOME STATEMENT
($ in thousands, except per share data)

Net interest income(FTE)                  $8,210 $8,165    1%  $ 8,112  $ 8,018     1%   8,235 $ 7,684    7%  $24,557 $23,867    3%
FTE adjustment                              (115)   (86) -34%     (118)     (87)  -36%    (116)    (88) -32%     (349)   (261) -34%
                                          -------------- ----  ----------------  ----  ---------------  ----  ---------------  ----
Net interest income                        8,095  8,079    0%    7,994    7,931     1%   8,119   7,596    7%   24,208  23,606    3%
Provision for losses on loans              1,543    517  198%    3,554    1,175   202%   1,047   1,058   -1%    6,144   2,750  123%

Non-Interest Income:
  Service charges on deposits                640    493   30%      623      687    -9%     585     542    8%    1,848   1,722    7%
  Lease financing fees                       231    372  -38%      242      374   -35%     277     290   -4%      750   1,036  -28%
  Mutual fund, annuity and insurance
        commissions                          313  1,056  -70%      981      960     2%     800     879   -9%    2,094   2,895  -28%
  Loan brokerage and advisory fees           158    591  -73%      365      541   -33%     223     521  -57%      746   1,653  -55%
  Private equity fund management fees        614    615    0%      615      632    -3%     614     374   64%    1,843   1,621   14%
  Gain(loss) from sale of securities       1,073    373  188%      (21)       2 -1150%   1,258    (112)1223%    2,310     263  778%
  Client warrant income (loss)                 1   (103) 101%        1      985  -100%  (1,959)  2,600 -175%   (1,957)  3,482 -156%
  Equity (loss) in unconsolidated entities  (240)     8-3100%     (551)  (1,042)   47%     (27)   (955)  97%     (818) (1,989)  59%
  Fees and other income                    1,462    788   86%    1,030      785    31%   1,287     741   74%    3,779   2,314   63%
                                          -------------- ----  ----------------  ----  ---------------  ----  ---------------  ----
    Total non-interest income              4,252  4,193    1%    3,285    3,924   -16%   3,058   4,880  -37%   10,595  12,997  -18%

Non-Interest Expenses:
  Salaries and employee benefits           4,225  4,903  -14%     4,983   5,087    -2%   4,990   4,784    4%   14,198  14,774   -4%
  Occupancy                                  647    576   12%       633     513    23%     613     595    3%    1,893   1,684   12%
  Data processing                            230    239   -4%       276     231    19%     215     405  -47%      721     875  -18%
  Furniture, fixtures and equipment          528    556   -5%       572     560     2%     546     468   17%    1,646   1,584    4%
  Loan and real estate owned expenses, net   557    328   70%       151     270   -44%     284     231   23%      992     829   20%
  Professional services                      943    500   89%       915     524    75%     815     615   33%    2,673   1,639   63%
  Capital securites expense                  573    537    7%       572     399    43%     561     399   41%    1,706   1,335   28%
  Other                                    1,705  1,538   11%     1,723   1,558    11%   1,496   1,697  -12%    4,924   4,793    3%
                                          -------------- ----  ----------------  ----  ---------------  ----  ---------------  ----
    Total non-interest expenses            9,408  9,177    3%     9,825   9,142     7%   9,520   9,194    4%   28,753  27,513    5%
                                          -------------- ----  ----------------  ----  ---------------  ----  ---------------  ----

Income from continuing operations
        before income taxes                1,396  2,578  -46%    (2,100)  1,538  -237%     610   2,224  -73%      (94)  6,340 -101%
Provision for income tax expense             463    841  -45%      (731)    529  -238%     185     739  -75%      (83)  2,109 -104%
                                          -------------- ----  ----------------  ----  ---------------  ----  ---------------  ----
Income from Continuing Operations            933  1,737  -46%    (1,369)  1,009  -236%     425   1,485  -71%      (11)  4,231 -100%

  Gain on sale of discontinued
        operations, net of tax                 -      6 -100%         -   1,513  -100%       -       -    -         -   1,519 -100%
  Income from discontinued operations,
        net of tax                             -      9 -100%         -      61  -100%       -      53 -100%        -     123 -100%
                                          -------------- ----  ----------------  ----  ---------------  ----  ---------------  ----

Net income                                $  933 $1,752  -47%  $ (1,369)$ 2,583  -153%   $ 425 $ 1,538  -72%    $ (11) $5,873  -100%
                                          =============  ====  ================  ====   ==============  ====    =============  ====


QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                      Fourth          Third          Second           First             Year-
                                  2000                  Quarter        Quarter         Quarter         Quarter           to-date
                                 ------              -------------   -----------     -----------     ------------      ------------

FTE interest income                                     $18,449        $17,256         $16,418           $15,299         $67,422
Interest expense                                         10,069          9,091           8,400             7,615          35,175
                                                     ------------    -----------     -----------     ------------      ------------

FTE net interest income                                   8,380          8,165           8,018             7,684          32,247
Less: FTE adjustment                                       (133)           (86)            (87)              (88)           (394)
                                                     ------------    -----------     -----------     ------------      ------------
Net Interest Income                                       8,247          8,079           7,931             7,596          31,853

Provision for Losses on Loans                             1,666            517           1,175             1,058           4,416

Non-Interest Income:
--------------------
  Service charges on deposits                               514            493             687               542           2,236
  Lease financing fees                                      397            372             374               290           1,433
  Mutual fund, annuity and insurance commissions          1,710          1,056             960               879           4,605
  Loan brokerage and advisory fees                          540            591             541               521           2,193
  Private equity fund management fees                       614            615             632               374           2,235
  Gain(loss) from sale of securities                        270            373               2              (112)            533
  Client warrant income (loss)                               41           (103)            985             2,600           3,523
  Equity (loss) in unconsolidated entities                 (802)             8          (1,042)             (955)         (2,791)
  Fees and other income                                   3,261            788             785               741           5,575
                                                     ------------    -----------     -----------     ------------      ------------
    Total non-interest income                             6,545          4,193           3,924             4,880          19,542

Non-Interest Expenses:
-----------------------
  Salaries and employee benefits                          5,406           4,903          5,087            4,784          20,180
  Occupancy                                                 618             576            513              595           2,302
  Data processing                                           223             239            231              405           1,098
  Furniture, fixtures and equipment                         563             556            560              468           2,147
  Loan and real estate owned expenses, net                  399             328            270              231           1,228
  Professional services                                     827             500            524              615           2,466
  Capital securites expense                                 572             537            399              399           1,907
  Other                                                   2,185           1,538          1,558            1,697           6,978
                                                     ------------    -----------     -----------     ------------      ------------
    Total non-interest expenses                          10,793           9,177          9,142            9,194          38,306

Income from Continuing Operations Before Income Taxes     2,333           2,578          1,538            2,224           8,673
Provision for income tax expense                            907             841            529              739           3,016
                                                     ------------    -----------     -----------     ------------      ------------
Income from Continuing Operations                         1,426           1,737          1,009            1,485           5,657

  Gain on sale of discontinued operations, net of tax         -               6          1,513                -           1,519
  Income from discontinued operations, net of tax             -               9             61               53             123
                                                     ------------    -----------     -----------     ------------      ------------
Net Income                                               $1,426          $1,752         $2,583           $1,538          $7,299
                                                     ============    ===========     ===========     ============      ============

Other Data:
-----------
EPS - Basic income from continuing operations             $0.25           $0.30          $0.18            $0.25           $0.98
EPS - Diluted income from continuing operations           $0.24           $0.29          $0.17            $0.25           $0.95
EPS - Basic                                               $0.25           $0.30          $0.45            $0.26           $1.26
EPS - Diluted                                             $0.24           $0.29          $0.43            $0.26           $1.22
ROA                                                       0.63%           0.83%          1.27%            0.79%           0.88%
ROE                                                      11.41%          14.33%         22.69%           12.81%          15.16%
Net interest margin (FTE)                                 3.99%           4.18%          4.25%            4.28%           4.17%
Dividends declared on common stock                        $0.06           $0.05          $0.05            $0.05           $0.21
FTE employees                                               313             326            319              301             313
FTE employees -- Continued Operations                       313             326            319              279             313


QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                      Third           Second            First            Year-
                              2001                                     Quarter         Quarter           Quarter          to-date
                                                                    ------------------------------------------------   -------------

FTE interest income                                                    $ 16,445        $ 17,024         $ 17,414          $ 50,883
Interest expense                                                          8,235           8,912            9,179            26,326
                                                                    ------------ --------------------------------     --------------

FTE net interest income                                                   8,210           8,112            8,235            24,557
Less: FTE adjustment                                                       (115)           (118)            (116)             (349)
                                                                    ------------ --------------------------------     --------------
Net Interest Income                                                       8,095           7,994            8,119            24,208

Provision for Losses on Loans                                             1,543           3,554            1,047             6,144

Non-Interest Income:
  Service charges on deposits                                               640             623              585             1,848
  Lease financing fees                                                      231             242              277               750
  Mutual fund, annuity and insurance commissions                            313             981              800             2,094
  Loan brokerage and advisory fees                                          158             365              223               746
  Private equity fund management fees                                       614             615              614             1,843
  Gain(loss) from sale of securities                                      1,073             (21)           1,258             2,310
  Client warrant income                                                       1               1           (1,959)           (1,957)
  Equity (loss) in unconsolidated entities                                 (240)           (551)             (27)             (818)
  Fees and other income                                                   1,462           1,030            1,287             3,779
                                                                    ------------ --------------------------------      -------------
    Total non-interest income                                             4,252           3,285            3,058            10,595

Non-Interest Expenses:
  Salaries and employee benefits                                          4,225           4,983            4,990            14,198
  Occupancy                                                                 647             633              613             1,893
  Data processing                                                           230             276              215               721
  Furniture, fixtures and equipment                                         528             572              546             1,646
  Loan and real estate owned expenses, net                                  557             151              284               992
  Professional services                                                     943             915              815             2,673
  Capital securites expense                                                 573             572              561             1,706
  Other                                                                   1,705           1,723            1,496             4,924
                                                                    ------------ --------------------------------      -------------
    Total non-interest expenses                                           9,408           9,825            9,520            28,753

Income from Continuing Operations Before Income Taxes                     1,396          (2,100)             610               (94)
Provision for income tax expense                                            463            (731)             185               (83)
                                                                    ------------ --------------------------------      -------------
Income from Continuing Operations                                           933          (1,369)             425               (11)

  Gain on sale of discontinued operations, net of tax                         -               -                -                 -
  Income from discontinued operations, net of tax                             -               -                -                 -
                                                                    ------------ ---------------   --------------      -------------
Net Income                                                                 $933         ($1,369)            $425              ($11)
                                                                    ============ ================================      =============

Other Data:
EPS - Basic income from continuing operations                             $0.17          ($0.24)           $0.07             $0.00
EPS - Diluted income from continuing operations                           $0.17          ($0.24)           $0.07             $0.00
EPS - Basic                                                               $0.17          ($0.24)           $0.07             $0.00
EPS - Diluted                                                             $0.17          ($0.24)           $0.07             $0.00
ROA                                                                        0.41%          -0.61%            0.20%             0.00%
ROE                                                                        7.25%         -10.57%            3.31%            -0.03%
Net interest margin (FTE)                                                  3.78%           3.79%            4.03%             3.86%
Dividends declared on common stock                                        $0.00           $0.06            $0.06             $0.12
FTE employees                                                               302             318              298               302
FTE employees--Continued Operations                                         302             318              298               302


ASSET QUALITY
(Unaudited)
                                                   2001                                               2000
                                  -----------------------------------------     ---------------------------------------------------
($ in thousands)                     Year-     Third    Second     First          Year-     Fourth     Third     Second      First
Allowance for Loan Losses           to-date   Quarter   Quarter   Quarter        to-date    Quarter   Quarter    Quarter    Quarter
-------------------------         ---------- --------- --------- ----------     ---------  --------- --------- ----------  ---------

 Balance at beginning of period    $ 7,407    $10,309  $ 7,708    $ 7,407        $ 5,927   $ 6,513   $ 6,527    $ 5,618    $ 5,927
Provision                            6,144      1,543    3,554      1,047          4,416     1,666       517      1,175      1,058
 Charge-offs                         3,175      1,344    1,049        782          3,618       839       704        542      1,533
                                   -------    -------  -------    -------        -------   -------   -------    -------    -------
 Recoveries                           (184)       (52)     (96)       (36)          (682)      (67)     (173)      (276)      (166)
                                   -------    -------  -------    -------        -------   -------   -------    -------    -------
   Net loan charge-offs              2,991      1,292      953        746          2,936       772       531        266      1,367
                                   -------    -------  -------    -------        -------   -------   -------    -------    -------

 Balance at end of period          $10,560    $10,560  $10,309    $ 7,708        $ 7,407   $ 7,407   $ 6,513    $ 6,527    $ 5,618
                                   =======    =======  =======    =======        =======   =======   =======    =======    =======

Allowance as percentage of loans      1.92%      1.92%    1.82%      1.39%          1.36%    1.36%      1.16%      1.20%      1.04%

Net charge-offs/average loans         0.54%      0.23%    0.17%      0.14%          0.54%    0.14%      0.10%      0.05%      0.26%

Allowance as percentage of
   non-performing loans             221.15%    221.15%  203.21%    128.42%        183.61%  183.61%    149.79%    162.08%    135.73%


Non-performing assets
 Non-accrual loans and leases      $ 4,775    $ 4,775  $ 5,073    $ 6,002        $ 4,034  $ 4,034    $ 4,348   $ 4,027     $ 4,139
 Other real estate owned             1,498      1,498    3,340      1,356          1,750    1,750      3,536     5,692           -
                                   -------    -------  -------    -------        -------  -------    -------   -------     -------
 Total non-performing assets       $ 6,273    $ 6,273  $ 8,413    $ 7,358        $ 5,784  $ 5,784    $ 7,884   $ 9,719     $ 4,139
                                   =======    =======  =======    =======        =======  =======    =======   =======     =======
Non-performing assets to:
  Loans and leases plus OREO          1.16%      1.16%    1.50%      1.34%          1.08%    1.08%      1.41%    1.80%       0.77%
  Total assets                        0.72%      0.72%    0.92%      0.81%          0.63%    0.63%      0.90%    1.16%       0.50%

Loans past due 90 days              $2,540     $2,540   $2,473     $2,971         $4,502   $4,502     $2,015   $3,049      $4,569

Total under-performing assets       $8,813     $8,813  $10,886    $10,329        $10,286  $10,286     $9,899  $12,768      $8,708



AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                               2001                                     2000
                                               -------------------------------------   --------------------------------------------
($ in thousands)                                Third     Second     First    Year-     Fourth    Third   Second     First    Year-
Average balances                               Quarter    Quarter   Quarter  to-date   Quarter   Quarter  Quarter   Quarter  to-date
                                               -------    -------   -------  -------   -------  -------   -------   -------  -------
 Cash and due from banks(Interest-earning)    $ 26,971   $ 21,353  $ 26,385 $ 24,905  $ 27,595  $ 18,630 $ 22,015  $ 16,945 $ 21,244
 Trading securities                                  -          -         -        -         -         -        -     1,077      264
 Loans,net of unearned discounts:
     Commercial business                       182,187    186,230   177,260  181,911   164,230   149,579  140,605   130,946  146,332
     Commercial mortgage                       195,209    185,864   179,400  186,882   174,199   166,918  172,716   166,847  170,180
     Residential real estate                    30,887     32,436    33,870   32,387    35,568    38,866   41,205    40,686   39,078
     Construction loans                         68,694     70,094    64,141   67,660    58,052    48,936   50,959    59,720   54,435
     Consumer                                   41,612     38,742    37,401   39,267    40,371    38,080   36,850    34,853   37,538
     Lease financing                            43,962     45,513    54,123   47,829    93,575    97,348   95,065    88,474   93,615
     Loans held for sale                             -          -         -        -         -         -        -         -        -
                                              --------   --------  -------- --------  --------  --------  -------   -------  -------
    Total loans                                562,551    558,879   546,195  555,936   565,995   539,727  537,400   521,526  541,178
 Investment securities(available for sale)       4,719      5,873    23,269   11,219    26,916    28,467   30,324    31,429   29,283
 Investment securities(held to maturity)        37,675     37,381    38,261   37,770    40,460    35,205   34,874    34,418   36,246
 Mortgage-backed securities                    230,158    235,432   195,436  220,469   174,236   155,086  134,391   116,534  145,056
                                              --------   --------  -------- --------  --------  --------  -------   -------  -------
 Earning assets                                862,074    858,918   829,546  850,299   835,202   777,115  759,004   721,929  773,271
 Cash and due from banks(non-interest bearing)  16,663     16,206    16,612   16,494    18,125    17,270   15,146    16,426   16,762
 Other non-earning assets                       30,158     32,054    37,394   33,176    41,404    46,102   46,007    40,400   43,272
                                              --------   --------  -------- --------  --------  -------- --------  -------- --------
     Total assets                             $908,895   $907,178  $883,552 $899,969  $894,731  $840,487 $820,157  $778,755 $833,305
                                              ========   ========  ======== ========  ========  ======== ========  ======== ========
Deposits:
   Demand                                     $ 77,796   $ 69,629  $ 80,637 $ 76,010  $ 74,730  $ 70,700 $ 75,546  $ 69,559 $ 72,626
  Interest bearing:
     NOW and Supernow accounts                 116,900    113,218   104,396  111,550    96,067    95,516   93,225    83,141   91,975
     Money Market Accounts                      40,946     37,282    45,848   41,341    39,713    37,133   36,234    35,855   37,223
     Passbook and Stmt Savings                  29,086     28,614    27,804   28,506    27,704    29,148   30,699    31,452   29,752
     Time deposits                             373,851    362,414   352,287  362,930   366,107   335,111  312,146   306,189  329,874
                                              --------   --------  -------- --------  --------  -------- --------  -------- --------
  Total interest bearing deposits              560,783    541,528   530,335  544,327   529,591   496,908  472,304   456,637  488,824
 Federal Home Loan Bank borrowings             127,000    126,999   121,366  125,143   112,693   100,500   98,658    88,126  100,010
 Other borrowings                               62,632     81,071    54,704   66,164    83,961    83,085   89,722    84,257   85,257
                                              --------   --------  -------- --------  --------  -------- --------  -------- --------
 Interest bearing liabilities                  750,415    749,598   706,405  735,634   726,245   680,493  660,684   629,020  674,091
 Non-interest bearing liabilities                9,352     15,747    24,248   16,395    23,805    18,636   23,689    17,425   20,652
 Capital securities                             20,250     20,241    20,235   20,242    20,228    22,009   14,458    14,453   17,795
 Total shareholders' equity                     51,082     51,963    52,027   51,688    49,723    48,649   45,780    48,298   48,141
                                              --------   --------  -------- --------  --------  -------- --------  -------- --------
     Total assets                             $908,895   $907,178  $883,552 $899,969  $894,731  $840,487 $820,157  $778,755 $833,305
                                              ========   ========  ======== ========  ========  ======== ========  ======== ========



AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                        2001                                                2000
                                        --------------------------------------   ---------------------------------------------------
                                         Third    Second     First    Year-       Fourth     Third     Second     First      Year-
Average yields and rates                Quarter   Quarter   Quarter  to-date      Quarter   Quarter    Quarter   Quarter    to-date
------------------------                -------  --------   -------  -------      -------   -------    -------   -------    -------

Interest - earning assets
Interest-earning deposits                3.28%     4.21%     5.47%    4.31%        6.14%     6.58%      6.34%      5.67%     6.21%
Investment securities                    6.90%     6.84%     7.17%    6.90%        7.08%     6.83%      6.75%      6.37%     6.76%
Mortgage-backed securities               6.29%     6.53%     6.80%    6.52%        7.14%     7.21%      7.37%      7.12%     7.21%
Single family residential loans          7.89%     8.36%     9.78%    8.70%        7.81%     7.78%      7.55%      7.50%     7.65%
Commercial real estate loans             8.39%     8.60%     8.95%    8.64%        8.75%     8.91%      8.87%      8.68%     8.80%
Construction loans                       8.43%     9.20%    10.38%    9.31%       11.41%    11.60%     10.52%     10.23%    10.92%
Commercial business loans                8.18%     8.61%     9.54%    8.77%        9.91%     9.62%      9.14%      8.90%     9.43%
Lease financing                         10.06%    10.73%    10.33%   10.37%       10.93%    11.08%     11.27%     11.35%    11.16%
Consumer loans                           7.31%     7.67%     7.86%    7.60%        8.30%     8.25%      8.08%      7.81%     8.12%
                                        -----     -----     -----    -----        -----     -----      -----      -----     -----
  Total interest - earning assets        7.57%     7.95%     8.51%    8.00%        8.79%     8.83%      8.70%      8.52%     8.72%
                                        -----     -----     -----    -----        -----     -----      -----      -----     -----

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                      2.27%     2.81%     3.41%    2.80%        3.53%     3.54%      3.34%      3.10%     3.39%
   Money Market                          2.48%     2.63%     3.50%    2.90%        3.31%     3.16%      3.12%      2.98%     3.15%
   Passbook and Statement Savings        1.47%     1.60%     1.71%    1.59%        1.78%     1.77%      1.76%      1.78%     1.77%
   Time deposits                         4.97%     5.52%     6.07%    5.50%        6.19%     5.99%      5.72%      5.47%     5.86%
                                        -----     -----     -----    -----        -----     -----      -----      -----     -----
  Total interest - bearing deposits      4.04%     4.54%     5.10%    4.55%        5.26%     5.06%      4.80%      4.59%     4.94%
FHLB borrowings                          5.59%     5.49%     5.65%    5.61%        6.06%     5.98%      5.85%      5.50%     5.87%
Other borrowings                         4.68%     4.95%     5.93%    5.16%        6.40%     6.05%      5.97%      5.73%     6.03%
                                        -----     -----     -----    -----        -----     -----      -----      -----     -----
  Total interest - bearing liabilities   4.35%     4.77%     5.27%    4.78%        5.52%     5.31%      5.11%      4.87%     5.22%

Interest Rate Spread                     3.22%     3.18%     3.24%    3.22%        3.27%     3.52%      3.59%      3.65%     3.50%
Net Interest Margin                      3.78%     3.79%     4.03%    3.86%        3.99%     4.18%      4.25%      4.28%     4.17%
Avg Int-earning assets to
    int-bearing liabilities            114.88%   114.58%   117.43%  115.59%      115.00%   114.20%    114.88%    114.77%   114.71%




PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                                2001                                    2000
                                                    -------------------------------     -------------------------------------------
                                                     Third      Second       First        Fourth       Third     Second      First
($ in thousands)                                    Quarter     Quarter     Quarter       Quarter     Quarter    Quarter    Quarter
                                                    -------     -------     -------       -------     -------   --------    -------
Assets
 Cash and due from bank(interest bearing)          $ 15,545    $ 11,342    $ 16,548      $ 59,637   $ 16,380   $ 18,658    $ 19,668
 Loans and lease(net)                               538,741     555,981     548,749       535,712    555,630    535,354     535,084
 Investment securities:
   Held-to-maturity:
     Book                                            37,869      37,570      37,278        41,940     35,382     35,103      34,578
     Market                                          38,077      37,330      37,350        40,225     32,031     33,440      33,151
   Available-for-sale                                 5,217       5,965       5,826        21,698     27,558     28,830      32,167
 Mortgage-backed securities                         191,714     239,829     241,431       183,468    175,960    152,779     135,162
                                                   --------    --------    --------      --------   --------   --------    --------
 Earning assets                                     789,086     850,687     849,832       842,455    810,910    770,724     756,659
 Cash and due from bank(non-interest bearing)        30,126      16,631      14,009        25,360     18,076     16,926      18,687
 Other non-earning assets                            56,587      47,052      41,066        46,434     49,308     51,659      46,101
 Net assets of discontinued operations                    -           -           -             -          -          -       1,164
                                                   --------    --------    --------      --------   --------   --------    --------
Total assets                                       $875,799    $914,370    $904,907      $914,249   $878,294   $839,309    $822,611
                                                   ========    ========    ========      ========   ========   ========    ========
Liabilities and shareholders' equity
Deposits:
   Demand                                          $ 79,318    $ 76,588    $ 67,105     $ 88,356   $ 77,558    $ 79,213    $ 80,230
   Interest bearing                                 550,417     556,283     528,067      529,187    512,087     491,120     467,410
                                                   --------    --------    --------      --------   --------   --------    --------
     Total deposits                                 629,735     632,871     595,172      617,543    589,645     570,333     547,640
 Federal Home Loan Bank borrowings                  127,000     127,000     127,000      127,000    100,500     100,500      88,000
 Other borrowings                                    34,147      72,549      89,738       67,360     91,689      90,630      91,111
                                                   --------    --------    --------      --------   --------   --------    --------
 Interest bearing liabilities                       790,882     832,420     811,910      811,903    781,834     761,463     726,751
 Other Liabilities                                   12,157      12,073      20,695       31,954     27,912      16,590      35,011
                                                   --------    --------    --------      --------   --------   --------    --------
 Total liabilities                                  803,039     844,493     832,605      843,857    809,746     778,053     761,762
 Capital Securities                                  20,253      20,246      20,239       20,232     20,225      14,461      14,456
 Total shareholders' equity                          52,507      49,631      52,063       50,160     48,323      46,795      46,39
                                                   --------    --------    --------     --------   --------    --------    --------
Total Liabilities, cap sec, and equity             $875,799    $914,370    $904,907     $914,249   $878,294    $839,309    $822,611
                                                   ========    ========    ========     ========   ========    ========    ========

Other selected balances
 Intangible assets -- Goodwill                        2,478       2,541       2,605        3,042      5,377       5,499       5,832
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                                 1,848          48         130       (1,799)    (3,330)     (3,749)     (2,023)



Capital Data
(Unaudited)
                                                      2001                                           2000
                               -----------------------------------------     ------------------------------------------------------
                                Third     Second      First      Year-        Fourth      Third      Second       First      Year-
                               Quarter    Quarter    Quarter    to-date       Quarter    Quarter     Quarter     Quarter    to-date
                               -------    -------    -------    -------       -------    -------     -------     -------    -------

Per common share
----------------
Shares outstanding:
    Average-basic            5,584,133  5,584,582  5,684,940   5,617,516    5,731,664  5,801,653   5,795,006   5,846,695  5,793,607
    Average-diluted          5,680,014  5,715,918  5,829,134   5,741,879    5,889,374  6,005,429   5,991,080   6,048,070  5,984,594
    Period-end               5,584,361  5,563,378  5,648,895   5,584,361    5,688,594  5,773,706   5,798,495   5,813,995  5,688,594
Book value                       $9.40      $8.92      $9.22       $9.40        $8.82      $8.37       $8.07       $7.98      $8.82
Tangible Book Value              $8.96      $8.46      $8.76       $8.96        $8.28      $7.44       $7.12       $6.98      $8.28
Price:
    High                      7  47/50    8   2/5    9   5/8     9   5/8     10   3/4  12 79/128   11  27/32  12  67/256  12 79/128
    Low                        5   3/5    6   7/8   7   1/16     5   3/5      7   1/8  11   3/16  10  15/128  10 107/256    7   1/8
    Close                      6   2/5   7  19/20    7   3/8     6   2/5      7   1/8   11   1/4  11 201/256  10 107/256    7   1/8


Capital ratios
--------------
($ in thousands)
Risk-based capital:
   Tier 1 capital              $65,343   $61,449    $61,935      $65,343      $57,921   $55,182      $53,125     $50,282    $55,182
     % risk adjusted assets      11.34%    10.32%     10.61%       11.34%        9.79%     9.23%        9.24%       9.05%      9.23%
   Total capital               $72,583   $68,929    $69,236      $72,583      $65,311   $61,678      $59,633     $55,873    $61,678
     % risk adjusted assets      12.59%    11.57%     11.86%       12.59%       11.04%    10.32%       10.37%      10.06%     10.32%
Tier 1 leverage ratio             7.58%     6.83%      6.95%        7.58%        6.46%     6.42%        6.42%       6.22%      6.42%
Average shareholders' equity to
   total average assets           5.62%     5.73%      5.89%        5.74%        5.56%     5.79%        5.58%       6.20%      5.78%



